SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2010

 (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962

(I.R.S. Employer Identification No.)

100 Overlook Drive, 2nd Floor, Princeton, NJ  08540

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

None.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

            References in this Form 8-K  to the “Company,” “us,” “we,” or “our,” refer to PhtyoMedical Technologies, Inc.

            On March 15, 2010 our Board of Directors granted the following options, subject to termination and other conditions to be set forth in stock option agreements between us and each of the below named individuals:

Name	Position with the Company	Number of Shares Subject to the Option	Exercise Price	Term of Option(1) (Number of Years)
Dr. James Lynch(2)	President and Chief Executive Officer, Director	4,000,000	$0.04	10
Greg Wujek (3)	Director	400,000	$0.04	10
Raymond Krauss(4)	Director	200,000	$0.04	10
Gary Branning (4)	Director	200,000	$0.04	10
Li-Xi Yang(6)	Consultant	200,000	$0.04	10

(1)             Subject to earlier termination in the event the option holder ceases to be one of our director, officer or consultant, as the case may be.

(2)             The Option granted to was granted in accordance with the terms of the employment agreement between us  and Dr. Lynch. Dr. Lynch’s options vest as follows:

(a)           as to 600,000 shares when, to the Board’s sole determination and satisfaction, as a result of your efforts, the Company’s proprietary pharmacological compound, ‘D11B’, achieves IV formulation and stability milestones, enabling further development;

(b)           as to 600,000 when, to the Board’s sole determination and satisfaction, as a result of your efforts, the Company’s proprietary pharmacological compound, ‘D11B’, achieves toxicity and pharmacokinetic milestones, enabling further development;

(c)           as to 300,000 shares when, to the Board’s sole determination and satisfaction, as a result of your efforts, the Company successfully prepares an Investigator’s Brochure (IB) in accordance with ICH guidelines, for a product or products related to its proprietary pharmacological compound, ‘D11B’;

(d)           as to 450,000 shares when, to the Board’s sole determination and satisfaction, as a result of your efforts, the Company successfully files an Investigational New Drug Application (IND) with the US Food & Drug Administration for a product or products related to its proprietary pharmacological compound, ‘D11B’;

(e)           as to 300,000 shares when, to the Board’s sole determination and satisfaction, as a result of your efforts, the Company successfully administers ‘first patient-first dose’ for a product or products related to its proprietary pharmacological compound, ‘D11B’;

(f)            as to 1,000,000 shares when, in the Board’s sole determination and satisfaction, as a result of your efforts, the Company successfully adds a new compound (or product(s) derived therefrom) to its pipeline other than compounds (or products derived from any compounds contemplated) by the Company’s license agreement with the Trustees of Dartmouth College;

(g)           as to 250,000 shares (500,000 shares in the aggregate), on each of, March  15, 2012  and March  15, 2013; and

(h)           as to 62,500 (250,000 shares in aggregate) on each of June 15, 2010, September 15, 2010, December 15, 2010 and March 15, 2011

The Stock Option Agreement between us and Dr. Lynch will terminate upon the termination of  Dr. Lynch’s Employment Agreement with us. Dr. Lynch then will have 90 days to exercise the option to the extent vested. In the event of Dr. Lynch’s ‘s death while serving as a director, his estate will have a period   of 180    days following the date of death in which to exercise the option to the extent vested.  However, the      Stock Option Agreement between us and Dr. Lynch provides that if there shall be a Change of Control (as defined below) at any time during the term of the Employment Agreement, then any unvested Options shall  vest on the date that such Change of Control was consummated. For purposes of the Stock option    Agreement between us and Dr. Lynch, “Change of Control” means (i) the acquisition, directly or         indirectly, during the term of the Employment Agreement, by any person (as such  term is defined in                 Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 in one  transaction or a series of related transactions (other than through an offer and sale of securities pursuant to a registration statement filed with  the United States Securities and Exchange Commission), of securities of the Company representing in excess of fifty percent (50%) or more of our combined voting power.

(2)                   Mr. Wujeks’s options vest as follows:

200,000 on the date of grant; 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013.

                The option terminates at such as Mr. Wujek ceases to serve as one of our directors. Mr. Wujek then will have 90 days to exercise the option to the extent vested. In the event of Mr. Wujek ‘s death while serving as a director, his estate will have a period of 180 days following the date of death in which to exercise the   option to the extent vested.

(3)                   Mr. Krauss’ options vest as follows: 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013. The option terminates at such as Mr. Krauss ceases to serve as one of our directors. Mr. Krauss then will have 90 days to exercise the option to the extent vested. In the event of Mr. Krauss’ death while serving as a director, his estate will have a period of 180 days following the date of death in which to exercise the option to the extent vested.

(4)             Mr. Branning’s options vest as follows: 66,667 on March 15, 2011; 66,667 on March 15, 2012 and 66,666 on March 15, 2013. The option terminates at such as Mr. Branning ceases to serve as one of our directors. Mr. Branning then will have 90 days to exercise the option to the extent vested. In the event of Mr.      Branning’s death while serving as a director, his estate will have a period of 180 days following the date of death in which to exercise the option to the extent vested.

(5)             Dr. Yang’s options vest as follows:

                (a)           40,000 on the date of grant;

(b)           80,000 when, to the Board’s sole determination and satisfaction, as a result of your efforts, the Company’s proprietary pharmacological compound, ‘D11B’, achieves toxicity and  pharmacokinetic milestones, enabling further development; and

(c)           80,000 when, to the Board’s sole determination and satisfaction, as a result of your efforts, the Company successfully prepares an Investigator’s Brochure (IB) in accordance with ICH guidelines, for a product or products related to its proprietary pharmacological compound,       ‘D11B’.

                                The option terminates at such as Dr. Yang ceases to serve as our consultant. Dr. Yang then will  have 90 days to exercise the option to the extent vested. In the event of Dr. Yang death while serving as our consultant, his estate will have a period of 180 days following the date of death in which to exercise the option to the extent vested.

In March of 2010 we issued two convertible promissory notes. One, having a one year term, in the amount of $40,000 to a non-affiliated third party; and, one  having a three year term in the amount of $1,067,527.40 to Mr. Harmel S. Rayat, in exchange for Mr. Rayat’s outstanding demand note in the amount of $750,000 plus accrued and unpaid interest thereon in the amount of $317,527.40.

            Each of the convertible notes bear interest at the rate of 8 ½ % per annum, which interest is accrued and payable on the maturity date of the convertible promissory note, unless the holder of the convertible promissory note elects to convert all or any portion of the accrued and unpaid interest into shares of our common stock at the then applicable conversion price. The convertible promissory note is convertible into shares of our common stock at an initial conversion price of $0.01 per share. The conversion price of the convertible promissory note is subject to adjustment upon the occurrence of certain specified events.  In addition, in the event we issue any shares of our common stock or securities convertible or exercisable for shares of our common stock at a price which is less than the then applicable conversion price, the conversion price will be reduced to such lower price.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On March 15, 2010, Mr. Greg Wujek tendered his resignation as the President and Chief Executive Officer of PhytoMedical Technologies, Inc. (the “Company”); in connection with his resignation Mr. Wujek and the Company entered into a Mutual Termination of Employment Agreement dated March 15, 2010, terminating the Employment Agreement dated April 6, 2006 between Mr. Wujek and the Company (the “Wujek Employment Agreement”).  None of the options previously granted to Mr. Wujek pursuant to his Wujek Employment Agreement have vested and the options have been terminated and cancelled.

            Mr. Wujek will continue to serve as a member of the Board of Directors of the Company. Please refer to “Item 3.02 Unregistered Sales of Equity Securities” above for a description of the option granted to Mr. Wujek on March 15, 2010.

            On March 15, 2010, following Mr. Wujek’s resignation, the Company’s the Board of Directors appointed Dr. James F. Lynch as President and Chief Executive Officer of the Company, and expanded the size of the Company’s Board of Directors from three to four members, appointing Dr. James Lynch to the Board to fill the vacancy so created. Dr. Lynch accepted the appointment to the Board and will serve as a director of the Company until the next annual meeting of the Company’s stockholders and until his successor shall have been duly elected and qualified.

            In connection with Dr. Lynch’s appointment as the Company’s President and Chief Executive Officer he Company and Dr. Lynch entered into an Employment Agreement dated March 15, 2010 (the “Lynch Employment Agreement”).

            Dr. James Lynch earned a Bachelor of Science (BS) degree in chemistry from Siena College in 1982 and Doctoral (PhD) degree in inorganic chemistry from Seton Hall University in 1986, and a Masters in Business Administration (MBA) from the Executive Program at Columbia University in 1993.

            From September 2006 to February 2010, Dr. Lynch provided independent advisory services to several biopharmaceutical companies.  Advisory services ranged from business and corporate development, capital raise preparation, management recruiting and strategic planning.  From March 2008 to June 2009, Dr. Lynch consulted to Drais Pharmaceuticals as their Acting Chief Business Officer where he consummated deals for their first 2 cancer drugs, and participated in the initiation of their development programs.  From March 2005 to September 2006, Dr. Lynch held the position of Vice President, Global Business Development at Savient Pharmaceuticals, and from April 2000 to September 2004, Dr. Lynch was a member of the original management team that launched Reliant Pharmaceuticals, a venture-backed, specialty pharmaceutical company which was sold to GSK in 2007.  During 1998, Dr. Lynch served as an Associate Director, Business Development and Strategic Planning at Hoffmann-LaRoche, and from 1995 to 1998, as a Principle and Managing Consultant with PA Consulting Group, Dr. Lynch directed several international projects for major pharmaceutical clients.  From 1986 through 1995, Dr. Lynch held a variety of positions at Sandoz Pharmaceuticals Corporation (now Novartis) within Technical Operations, New Product Management, Market Development and Sandoz Research Institute.

The Lynch Employment Agreement may be terminated at any time with or without cause by either party.  However, in the event the Lynch Employment Agreement is terminated by us at any time after March 15, 2011 without cause, we are obligated to continue to pay Dr. Lynch a Severance Payment equal to six months of his then annual salary.

            Pursuant to the Lynch Employment Agreement Dr. Lynch will devote substantially all of his full time work efforts to the fulfillment of his responsibilities as our President and Chief Executive Officer. In consideration of his employment we are paying Dr. Lynch an annual salary of $248,000.  Our Board of Directors also granted Dr. Lynch an option to acquire up 4,000,000 shares of our common stock Please refer to “Item 3.02 Unregistered Sales of Equity Securities” above for a more complete description of the option granted to Dr. Lynch on March 15, 2010.

            The Lynch Employment Agreement contains non-competition and solicitation provisions in the event the agreement is terminated.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

Item 8.01 Other Events.

In March of 2010 we issued two convertible promissory notes. One, having a one year term, in the amount of $40,000 to a non-affiliated third party; and, one having a three year term in the principal amount of $1,067,527.40 to Mr. Harmel S. Rayat, in exchange for Mr. Rayat’s outstanding demand note in the amount of $750,000 plus accrued and unpaid interest thereon in the amount of $317,527.40.

            Each of the convertible notes bear interest at the rate of 8 ½ % per annum, which interest is accrued and payable on the maturity date of the convertible promissory note, unless the holder of the convertible promissory note elects to convert all or any portion of the accrued and unpaid interest into shares of our common stock at the then applicable conversion price. The convertible promissory note is convertible into shares of our common stock at an initial conversion price of $0.01 per share. The conversion price of the convertible promissory note is subject to adjustment upon the occurrence of certain specified events.  In addition, in the event we issue any shares of our common stock or securities convertible or exercisable for shares of our common stock at a price which is less than the then applicable conversion price, the conversion price will be reduced to such lower price.

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.     Description of Exhibit

10.1                 Employment Agreement with James F. Lynch

10.2                 Stock Option Agreement with James F. Lynch

10.3                 Convertible Promissory Note in the original principal amount of $1,067,527.40

10.4                 Convertible Promissory Note in the original principal amount of $40,000.00

10.5                 Stock Option Agreement with Greg Wujek*

10.6                 Stock Option Agreement with Raymond Krauss*

10.7                 Stock Option Agreement with Gary Branning*

10.8                 Stock Option Agreement with Dr. Yang*

* To be filed by amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ James F. Lynch

James F. Lynch

President and Chief Executive Officer

Date: March 19, 2010